Offerings - Offering: 1	Oct. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 59,352,979.60
Fee Rate	0.0087%
Amount of Registration Fee	$ 5,163.71
Offering Note	Calculated as the aggregate maximum purchase price for units of beneficial interest, based upon the estimated net asset value per Class J Unit, the estimated net asset value per Class I Unit, and the estimated net asset value per Class D Unit as of September 30, 2026.